UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08886

DWS Equity Partners Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Equity Partners Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.21%, 2.09%, 2.01% and 0.89% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and 1-year, 3-year, 5-year and 10-year periods for Class A, C and Institutional shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of DWS Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Equity Partners Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-12.03%	-2.90%	6.45%	10.94%	7.14%
Class B	-12.42%	-3.75%	5.59%	10.07%	6.32%
Class C	-12.35%	-3.65%	5.64%	10.09%	6.49%
Institutional Class	-11.87%	-2.55%	6.75%	11.23%	7.42%
S&P 500® Index+	-2.33%	7.72%	10.09%	11.63%	6.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value Information and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 30.01	$ 28.00	$ 28.03	$ 30.27
5/31/07	$ 34.18	$ 31.97	$ 31.98	$ 34.46
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .06	$ —	$ —	$ .11
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	826	of	856	97
3-Year	593	of	664	90
5-Year	340	of	494	69
10-Year	98	of	191	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,152	$11,369	$15,838	$18,781
	Average annual total return	-8.48%	4.37%	9.63%	6.51%
Class B	Growth of $10,000	$9,340	$11,572	$16,054	$18,453
	Average annual total return	-6.60%	4.99%	9.93%	6.32%
Class C	Growth of $10,000	$9,635	$11,789	$16,171	$18,745
	Average annual total return	-3.65%	5.64%	10.09%	6.49%
S&P 500 Index+	Growth of $10,000	$10,772	$13,344	$17,332	$18,187
	Average annual total return	7.72%	10.09%	11.63%	6.16%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Partners Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$974,500	$1,216,600	$1,703,000	$2,045,500
	Average annual total return	-2.55%	6.75%	11.23%	7.42%
S&P 500 Index+	Growth of $1,000,000	$1,077,200	$1,334,400	$1,733,200	$1,818,700
	Average annual total return	7.72%	10.09%	11.63%	6.16%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 879.70	$ 875.80	$ 876.50	$ 881.30
Expenses Paid per $1,000*	$ 5.64	$ 9.89	$ 9.38	$ 4.04
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,019.00	$ 1,014.45	$ 1,015.00	$ 1,020.70
Expenses Paid per $1,000*	$ 6.06	$ 10.63	$ 10.08	$ 4.34
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Equity Partners Fund	1.20%	2.11%	2.00%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Hobart Buppert discusses the performance and strategy of DWS Equity Partners Fund during the six-month period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: What were the notable events driving market performance during the past six months?

A: The US stock market lost ground during the past six months, a reflection of the increasingly challenging investment environment. For over five years, market performance was supported by a powerful combination of robust economic growth, rising corporate earnings and a strong appetite for risk among investors. During the past six months, however, all three factors were destabilized by the persistent weakness in housing prices and the concurrent sudden increase of defaults in the subprime mortgage sector. These events led to the downward re-pricing of securities tied to the mortgage market, causing asset write-downs by banks and raising questions about the true book values of financial institutions. Investors also grew increasingly concerned about the possibility of a recession in 2008, and this in turn sparked downward revisions of corporate earnings estimates. The result of this turmoil was substantial underperformance for the financial sector relative to the rest of the US stock market.

Q: How did the fund perform during the semiannual reporting period?

A: The Class A shares of the fund returned -12.03% during the period, underperforming the -2.33% return of its benchmark, the Standard & Poor's 500® (S&P 500) Index. The average return of the funds in its Lipper peer group — Lipper Multi-Cap Core Funds — was -2.02%.1 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and for more complete performance information.)

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: Why did the fund underperform the market by such a wide margin?

A: As we have said in the past, we focus on individual stock selection rather than trying to predict economic trends, the performance of particular sectors or the direction of the market as a whole. Specifically, we seek to invest for the long term in stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying companies.

This approach prompted us to take an overweight position in financial stocks, which contributed to underperformance during the period.2 At the end of May 2007 — prior to the emergence of the subprime crisis — the fund's weighting in financials was 32% of assets. In comparison, the sector had a 21% weighting in the S&P 500 as of the same date. The result was that the fund was extremely vulnerable to the subsequent downturn in financials. Still, as we discuss in greater detail below, we remain optimistic on the outlook for 2008 despite the recent underperformance of both the fund and the financial sector in general.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What individual holdings hurt performance?

A: All five of the leading detractors from performance were financial stocks. The fund's worst performer was the mortgage lender Countrywide Financial Corp., whose shares fell about 70% during the reporting period. The second-largest detractor was AmeriCredit Corp., a provider of auto loans to both prime and subprime borrowers. Although the company is involved with auto loans rather than mortgages, its status as a lender with subprime exposure caused the stock to collapse during the past half year. We continue to hold AmeriCredit in the fund, based on the belief that its price-to-earnings ratio of between four-to-five times 2008 earnings estimates makes it one of the least expensive stocks in the market.3

3 The price-to-earnings, or p/e, ratio is the price investors must pay for a company's expected earnings. For example, a stock with a $12 share price and earnings of $1 per share has a p/e ratio of 12. A lower p/e is seen as being an indication that a company's shares are undervalued.

Also weighing on performance were the large-cap financials Freddie Mac, Citigroup, Inc. and Capital One Financial Corp., all of which were hit by the same concerns that affected the broader financial sector. Believing all three companies offer strong underlying fundamentals and attractive valuations, we continue to hold them in the portfolio.

Q: What individual stocks contributed to performance?

A: Despite the difficult period for the fund, we nonetheless had a number of strong performers. Most notable among the top contributors was Berkshire Hathaway, Inc., which is classified as a financial stock. Warren Buffet's company sports a rock-solid balance sheet with a huge $41 billion cash position, which has led the company to receive a AAA credit rating. At a time when other financial stocks have had their balance sheets called into question, Berkshire has been the beneficiary of investors' "flight to quality." This has helped begin to close the gap that has long existed between its market price and its intrinsic value.

MasterCard, Inc., the second-largest contributor, held up very well during a difficult time for the markets. The primary reason for its outperformance is that it profits from transaction volumes rather than by extending loans to consumers, meaning that its business is unlikely to be affected by the problems in subprime. MasterCard continues to exceed investor expectations for earnings growth, free cash flow and profit margins. Believing the market is still underestimating MasterCard's earnings potential, we continue to hold the stock in the portfolio.

Also performing well for the fund was its position in Millicom International Cellular SA, which, as a provider of wireless service in emerging markets such as Central America, South America, Africa and Asia, was well insulated from the subprime concerns weighing on the US market. The discount club membership retailer Costco Wholesale Corp., which continued to gain ground during the past half-year despite the volatility in the broader market, made a strong contribution as well. Costco has been boosting its profit margins, allowing it to achieve earnings growth that has outpaced its already impressive revenue increases. Rounding out the list of top contributors was WellPoint, Inc., the managed care provider whose strong fundamentals made the stock a "safe haven" amid broader market turmoil.

Q: Do you have any closing comments for shareholders?

A: Since short-term market movements are generally driven by investor emotions, there will always be times when stock prices fall to irrational valuation levels as a result of fear. Believing that the past six months has been one of these times, we believe that financial stocks can begin to regain their footing once fear begins to retreat from the market.

There are three factors underlying this view. First, the sector as a whole is inexpensive, and it is home to stocks — such as AmeriCredit — that have depressed prices to exceptionally cheap levels due to investor fears. Second, it is important to keep in mind that 2008 earnings growth will be measured off of the extremely low levels of 2007 — making for relatively easy comparisons. And third, the US Federal Reserve Board (the Fed) continues to reduce interest rates, increasing the spread between short-term borrowing costs and long-term lending rates. We believe these three factors, taken together, demonstrate that the foundation for the financial sector remains firm, indicating that valuations are at unrealistically low levels.

With this as background, we remain committed to our approach of investing in companies that are attractively valued relative to their fundamentals. We believe this strategy remains the most effective way to invest for the long term, even if anomalies in the broader market result in underperformance for the fund.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/07	5/31/07

Common Stocks	100%	90%
Cash Equivalents	—	10%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/07	5/31/07

Financials	28%	32%
Health Care	16%	14%
Consumer Discretionary	15%	15%
Telecommunications Services	13%	10%
Industrials	9%	11%
Information Technology	8%	9%
Energy	6%	5%
Consumer Staples	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2007 (48.2% of Net Assets)
1. WellPoint, Inc. Provider of health benefits	9.4%
2. Canadian National Railway Co. Operator of railroads	7.0%
3. Berkshire Hathaway, Inc. Provider of insurance nationwide	5.4%
4. First Marblehead Corp. Provider of services for private education lending	4.8%
5. Prudential Financial, Inc. Provider of financial services	4.6%
6. Coventry Health Care, Inc. Provider of managed health care services	3.9%
7. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.8%
8. Clear Channel Communications, Inc. Provider of radio broadcasting, outdoor advertising and live entertainment	3.5%
9. Comcast Corp. Develops, manages and operates hybrid fiber-coaxial broadband cable communications networks	3.0%
10. TJX Companies, Inc. Operator of off-price apparel speciality stores	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 14th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 100.1%
Consumer Discretionary 14.8%
Auto Components 0.9%
WABCO Holdings, Inc.	71,824	3,372,855
Hotels Restaurants & Leisure 1.1%
Wyndham Worldwide Corp. (a)	140,010	4,084,092
Leisure Equipment & Products 0.5%
Pool Corp. (a)	80,000	1,705,600
Media 8.3%
Clear Channel Communications, Inc.	361,600	12,981,440
Comcast Corp. "A"*	543,950	11,172,733
LodgeNet Entertainment Corp.* (a)	98,742	1,895,846
R.H. Donnelley Corp.* (a)	104,231	4,629,941
		30,679,960
Specialty Retail 4.0%
American Eagle Outfitters, Inc. (a)	113,532	2,598,748
Lowe's Companies, Inc.	75,500	1,842,955
TJX Companies, Inc.	353,800	10,380,492
		14,822,195
Consumer Staples 4.5%
Food & Staples Retailing 2.8%
Costco Wholesale Corp.	150,000	10,110,000
Tobacco 1.7%
Altria Group, Inc.	81,200	6,297,872
Energy 6.2%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC* (a)	282,033	14,115,769
Magellan Midstream Holdings LP (a)	341,300	8,836,257
		22,952,026
Financials 28.5%
Commercial Banks 2.4%
Wells Fargo & Co.	271,200	8,795,016
Consumer Finance 8.9%
AmeriCredit Corp.* (a)	463,800	5,319,786
Capital One Financial Corp. (a)	181,900	9,697,089
First Marblehead Corp.	583,700	17,516,837
		32,533,712
Diversified Financial Services 3.4%
Citigroup, Inc.	272,372	9,069,988
Moody's Corp. (a)	93,800	3,532,508
		12,602,496
Insurance 10.3%
Berkshire Hathaway, Inc. "B"*	4,200	19,698,000
First American Corp. (a)	40,000	1,367,200
Prudential Financial, Inc.	180,000	16,945,200
		38,010,400
Thrifts & Mortgage Finance 3.5%
Countrywide Financial Corp. (a)	520,400	5,630,728
Freddie Mac	209,700	7,354,179
		12,984,907
Health Care 15.9%
Health Care Equipment & Supplies 0.8%
Covidien Ltd.	73,692	2,955,786
Health Care Providers & Services 15.1%
Coventry Health Care, Inc.*	250,100	14,475,788
Laboratory Corp. of America Holdings*	10,000	726,700
Omnicare, Inc. (a)	232,200	5,916,456
WellPoint, Inc.*	409,600	34,492,416
		55,611,360
Industrials 9.4%
Aerospace & Defense 2.4%
United Technologies Corp.	119,000	8,897,630
Road & Rail 7.0%
Canadian National Railway Co.	522,400	25,618,496
Information Technology 8.2%
Computers & Peripherals 5.2%
Hewlett-Packard Co.	185,000	9,464,600
International Business Machines Corp.	91,800	9,655,524
		19,120,124
IT Services 3.0%
MasterCard, Inc. "A" (a)	50,900	10,213,085
Redecard SA (GDR) 144A	18,750	694,483
		10,907,568
Telecommunication Services 12.6%
Diversified Telecommunication Services 0.8%
Iowa Telecommunications Services, Inc. (a)	184,139	3,137,729
Wireless Telecommunication Services 11.8%
America Movil SAB de CV "L" (ADR)	105,000	6,474,300
American Tower Corp. "A"*	225,500	10,269,270
Millicom International Cellular SA* (a)	54,100	6,453,048
NII Holdings, Inc.*	186,600	10,292,856
SBA Communications Corp. "A"* (a)	215,000	8,049,600
Virgin Mobile USA, Inc. "A"* (a)	255,500	1,860,040
		43,399,114
Total Common Stocks (Cost $240,879,984)		368,598,938

Securities Lending Collateral 14.7%
Daily Assets Fund Institutional, 5.09% (b) (c) (Cost $54,092,771)	54,092,771	54,092,771

Cash Equivalents 0.0%
Cash Management QP Trust, 4.88% (b) (Cost $30,865)	30,865	30,865
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $295,003,620)+	114.8	422,722,574
Other Assets and Liabilities, Net	(14.8)	(54,417,305)
Net Assets	100.0	368,305,269
* Non-income producing security.
+ The cost for federal income tax purposes was $295,003,620. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $127,718,954. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $150,780,001 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,061,047.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2007 amounted to $54,331,847 which is 14.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $240,879,984) — including $54,331,847 of securities loaned	$ 368,598,938
Investment in Cash Management QP Trust (cost $30,865)	30,865
Investment in Daily Assets Fund Institutional (cost $54,092,771)*	54,092,771
Total investments, at value (cost $295,003,620)	422,722,574
Cash	631,686
Dividends receivable	420,579
Interest receivable	66,567
Receivable for Fund shares sold	190,429
Other assets	39,868
Total assets	424,071,703
Liabilities
Payable for investments purchased	631,539
Payable upon return of securities loaned	54,092,771
Payable for Fund shares redeemed	558,193
Accrued management fee	215,792
Other accrued expenses and payables	268,139
Total liabilities	55,766,434
Net assets, at value	$ 368,305,269
Net Assets Consist of
Undistributed net investment income	896,688
Net unrealized appreciation (depreciation) on investments	127,718,954
Accumulated net realized gain (loss)	49,547,616
Paid-in capital	190,142,011
Net assets, at value	$ 368,305,269
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($239,591,716 ÷ 7,983,197 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 30.01
Maximum offering price per share (100 ÷ 94.25 of $30.01)	$ 31.84

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,640,987 ÷ 201,446 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 28.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,548,981 ÷ 376,395 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 28.03
Institutional Class Net Asset Value, offering and redemption price(a) per share ($112,523,585 ÷ 3,717,840 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 30.27
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,986)	$ 2,887,686
Interest — Cash Management QP Trust	686,109
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	200,530
Total Income	3,774,325
Expenses: Management fee	1,521,076
Administration fee	220,907
Services to shareholders	208,539
Custodian fee	10,595
Distribution and service fees	409,025
Professional fees	43,839
Directors' fees and expenses	10,636
Reports to shareholders	21,307
Registration fees	24,168
Other	10,217
Total expenses before expense reductions	2,480,309
Expense reductions	(5,510)
Total expenses after expense reductions	2,474,799
Net investment income (loss)	1,299,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,182,388
Foreign currency	17,434
15,199,822
Change in net unrealized appreciation (depreciation) on investments	(72,192,856)
Net gain (loss)	(56,993,034)
Net increase (decrease) in net assets resulting from operations	$ (55,693,508)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007
Operations: Net investment income (loss)	$ 1,299,526	$ 1,387,137
Net realized gain (loss)	15,199,822	36,169,514
Change in net unrealized appreciation (depreciation)	(72,192,856)	47,381,523
Net increase (decrease) in net assets resulting from operations	(55,693,508)	84,938,174
Distributions to shareholders from: Net investment income: Class A	(540,766)	(142,513)
Institutional Class	(576,255)	(519,839)
Net realized gains: Class A	—	(3,225,259)
Class B	—	(104,882)
Class C	—	(166,161)
Institutional Class	—	(2,063,363)
Total distributions	(1,117,021)	(6,222,017)
Fund share transactions: Proceeds from shares sold	26,956,278	56,150,641
Reinvestment of distributions	911,792	5,635,567
Cost of shares redeemed	(92,027,108)	(75,659,823)
Redemption fees	1,947	2,224
Net increase (decrease) in net assets from Fund share transactions	(64,157,091)	(13,871,391)
Increase (decrease) in net assets	(120,967,620)	64,844,766
Net assets at beginning of period	489,272,889	424,428,123
Net assets at end of period (including undistributed net investment income of $896,688 and $714,183, respectively)	$ 368,305,269	$ 489,272,889

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.18	$ 28.72	$ 27.20	$ 25.35	$ 20.58	$ 22.67
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.07	.15	.11	.04	.01
Net realized and unrealized gain (loss)	(4.19)	5.80	2.36	2.49	4.86	(1.80)
Total from investment operations	(4.11)	5.87	2.51	2.60	4.90	(1.79)
Less distributions from: Net investment income	(.06)	(.02)	(.17)	(.06)	(.05)	—
Net realized gains	—	(.39)	(.82)	(.69)	(.08)	(.30)
Total distributions	(.06)	(.41)	(.99)	(.75)	(.13)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 30.01	$ 34.18	$ 28.72	$ 27.20	$ 25.35	$ 20.58
Total Return (%)[c]	(12.03)**	20.53[d]	9.29	10.30	23.83	(7.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	291	247	189	154	130
Ratio of expenses before expense reductions (%)	1.20*	1.21	1.20	1.22	1.24	1.22
Ratio of expenses after expense reductions (%)	1.20*	1.20	1.20	1.22	1.24	1.22
Ratio of net investment income (loss) (%)	.51*	.23	.54	.44	.17	.08
Portfolio turnover rate (%)	9**	13	10	11	7	14
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 31.97	$ 27.10	$ 25.74	$ 24.16	$ 19.72	$ 21.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.15)	(.03)	(.05)	(.12)	(.12)
Net realized and unrealized gain (loss)	(3.93)	5.41	2.21	2.32	4.64	(1.75)
Total from investment operations	(3.97)	5.26	2.18	2.27	4.52	(1.87)
Less distributions from: Net realized gains	—	(.39)	(.82)	(.69)	(.08)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 28.00	$ 31.97	$ 27.10	$ 25.74	$ 24.16	$ 19.72
Total Return (%)[c]	(12.42)d**	19.51[d]	8.49	9.46	22.87	(8.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	8	13	18	22
Ratio of expenses before expense reductions (%)	2.12*	2.09	1.94	1.97	1.99	1.98
Ratio of expenses after expense reductions (%)	2.11*	2.04	1.94	1.97	1.99	1.98
Ratio of net investment income (loss) (%)	(.41)*	(.61)	(.20)	(.31)	(.58)	(.68)
Portfolio turnover rate (%)	9**	13	10	11	7	14
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 31.98	$ 27.10	$ 25.74	$ 24.15	$ 19.71	$ 21.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.13)	(.03)	(.05)	(.12)	(.12)
Net realized and unrealized gain (loss)	(3.92)	5.40	2.21	2.33	4.64	(1.76)
Total from investment operations	(3.95)	5.27	2.18	2.28	4.52	(1.88)
Less distributions from: Net realized gains	—	(.39)	(.82)	(.69)	(.08)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 28.03	$ 31.98	$ 27.10	$ 25.74	$ 24.15	$ 19.71
Total Return (%)[c]	(12.35)**	19.55[d]	8.49	9.46	22.93	(8.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	14	14	9	6	4
Ratio of expenses before expense reductions (%)	2.00*	2.01	1.95	1.97	1.99	1.97
Ratio of expenses after expense reductions (%)	2.00*	1.99	1.95	1.97	1.99	1.97
Ratio of net investment income (loss) (%)	(.29)*	(.56)	(.21)	(.31)	(.58)	(.67)
Portfolio turnover rate (%)	9**	13	10	11	7	14
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.46	$ 28.94	$ 27.43	$ 25.57	$ 20.76	$ 22.80
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.16	.22	.18	.10	.06
Net realized and unrealized gain (loss)	(4.21)	5.85	2.39	2.51	4.90	(1.80)
Total from investment operations	(4.08)	6.01	2.61	2.69	5.00	(1.74)
Less distributions from: Net investment income	(.11)	(.10)	(.28)	(.14)	(.11)	—
Net realized gains	—	(.39)	(.82)	(.69)	(.08)	(.30)
Total distributions	(.11)	(.49)	(1.10)	(.83)	(.19)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 30.27	$ 34.46	$ 28.94	$ 27.43	$ 25.57	$ 20.76
Total Return (%)	(11.87)**	20.89[c]	9.60	10.54	24.14	(7.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	177	156	94	96	90
Ratio of expenses before expense reductions (%)	.86*	.89	.95	.97	.99	.97
Ratio of expenses after expense reductions (%)	.86*	.89	.95	.97	.99	.97
Ratio of net investment income (loss) (%)	.84*	.54	.79	.69	.42	.33
Portfolio turnover rate (%)	9**	13	10	11	7	14
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $35,783,795 and $49,654,629, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's sub-advisor. Pursuant to a written contract, Alex. Brown Investment Management serves as a sub-advisor and is paid by the Advisor for its services.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses for Class B shares at 2.10%.

Accordingly, for the six months ended November 30, 2007, the fee pursuant to the agreement was equivalent to an annualized effective rate of 0.69% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the the six months ended November 30, 2007, DIMA received an Administration Fee of $220,907, of which $30,759 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 142,067	$ —	$ 39,884
Class B	7,707	247	2,152
Class C	8,030	—	2,478
Institutional Class	2,484	—	605
	$ 160,288	$ 247	$ 45,119

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 25,736	$ 3,625
Class C	46,641	6,608
	$ 72,377	$ 10,233

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 312,989	$ 48,124.23%
Class B	8,403	1,138.24%
Class C	15,256	2,486.25%
	$ 336,648	$ 51,748

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2007 aggregated $6,683.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2007, the CDSC for Class B and C shares aggregated $5,272 and $794, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $661, of which $7,550 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each Committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2007, the Fund's custodian fees were reduced by $40 and $5,223, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2007		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	629,578	$ 20,529,150	1,311,351	$ 40,646,291
Class B	11,996	367,514	57,312	1,648,751
Class C	25,963	785,714	116,316	3,378,062
Institutional Class	160,500	5,273,900	344,346	10,477,537
		$ 26,956,278		$ 56,150,641
Shares issued to shareholders in reinvestment of distributions
Class A	14,110	$ 476,227	97,852	$ 3,089,174
Class B	—	—	2,894	85,810
Class C	—	—	4,901	145,370
Institutional Class	12,815	435,565	72,851	2,315,213
		$ 911,792		$ 5,635,567
Shares redeemed
Class A	(1,174,688)	$ (37,715,488)	(1,478,876)	$ (45,381,046)
Class B	(59,005)	(1,771,728)	(104,692)	(3,043,903)
Class C	(78,747)	(2,357,829)	(199,898)	(5,687,281)
Institutional Class	(1,581,324)	(50,182,063)	(687,967)	(21,547,593)
		$ (92,027,108)		$ (75,659,823)
Redemption fees		$ 1,947		$ 2,224
Net increase (decrease)
Class A	(531,000)	$ (16,709,721)	(69,673)	$ (1,644,533)
Class B	(47,009)	(1,404,213)	(44,486)	(1,309,200)
Class C	(52,784)	(1,571,550)	(78,681)	(2,163,031)
Institutional Class	(1,408,009)	(44,471,607)	(270,770)	(8,754,627)
		$ (64,157,091)		$ (13,871,391)

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Alex. Brown Investment Management ("ABIM") in September 2007.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to ABIM is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and ABIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods ended December 31, 2006 and has underperformed its benchmark in the one-year period ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and ABIM. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and ABIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and ABIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or ABIM, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	23339H 106	23339H 205	23339H 304	23339H 403
Fund Number	409	609	709	509

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008